                      ARTICLES OF INCORPORATION

                                 OF

                        HOMESTYLE BUFFET, INC.



	I, the undersigned, hereby make, subscribe, acknowledge and file with the Secretary of State of the State of Florida these Articles of Incorporation for the purpose of forming a corporation for profit in accordance with the laws of the State of Florida.

                            ARTICLE I

                              Name
                              ----
	The name of this corporation shall be:

                      Homestyle Buffet, Inc.


                            ARTICLE II

                    Existence of Corporation
                    ------------------------

	This corporation shall begin existence on August 22, 1996, and shall have perpetual existence.


                            ARTICLE III

                             Purpose
                             -------

	The corporation may engage in the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Florida.


                            ARTICLE IV

                          General Powers
                          --------------

	The corporation shall have power:
	(a)	To have a corporate seal, which may be altered at
pleasure, and to use the same by causing it, or a facsimile
thereof, to be impressed, affixed, or in any other manner
reproduced.
	(b)	To purchase, take, receive,lease, or otherwise acquire,
own, hold, improve, use, and otherwise deal in and with real personal property or any interest therein, wherever situated.

	(c)	To sell, convey, mortgage, pledge, create a security
interest in, lease, exchange, transfer, and otherwise dispose of all or any part of its property and assets.
	(d)	To lend money to, and use its credit to assist, its
officers and employees in accordance with Section 607.141, Florida
Statutes.
	(e)	To purchase, take, receive, subscribe for, or otherwise
acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental
district, or municipality or of any instrumentality thereof.
	(f)	To make contracts and guarantees and incur liabilities,
borrow money at such rates of interest as the corporation may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage or pledge of all or any of its property, franchises, and income.
	(g)	To lend money for its corporate purposes, invest and
reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested.
	(h)	To conduct its business, carry on its operations, and
have offices and exercise the powers granted by this act within or without this state.
	(i)	To elect or appoint officers and agents of the
corporation and define their duties and fix their compensation.
	(j)	To make and alter bylaws, not inconsistent with its
Articles of Incorporation or with the laws of the State of Florida, for the administration and regulation of the affairs of the corporation.

	(k)	Top make donations for the public welfare or for
charitable, scientific, or educational purposes.
	(l)	To transact any lawful business which the Board of
Directors shall find will be in aid of governmental policy.
	(m)	To pay pensions and establish and carry out pension
plans, profit sharing plans, stock bonus plants, stock option plans, retirement plans, benefit plans, and other incentive and compensation plans for any or all of its directors, officers, and employees and for any or all of the directors, officers and employees of its subsidiaries.
	(n)	To provide insurance for its benefit on the life of any
of its directors, officers, or employees, or on the life of any shareholder for the purpose of acquiring at his death shares of its stock owned by the shareholder or by the spouse or children of the shareholder.
	(o)	To be a promoter, incorporator, general partner, limited
partner, member, associate, or manager of any corporation,
partnership, limited partnership, joint venture, trust, or other enterprise.
	(p)	To have and exercise all powers necessary or convenient
to effect its purposes.


                            ARTICLE V

                          Capital Stock
                          -------------

	(a)	The total number of shares of capital stock authorized
to be issued by the corporation shall be 2,000,000 shares having a par value of $.01 per share. Each of the said shares of stock shall entitle the holder thereof to one (1) vote at any meeting of the stockholders. All or any part of said capital stock may be paid for in cash, in property or in labor or services actually performed for the corporation and valued at a fair valuation to be fixed by the Board of Directors at a meeting called for such purpose. All stock when issued shall be paid for and shall be nonassessable.

	(b)	In the election of directors of this corporation there
shall be no cumulative voting of the stock entitled to vote at such election.


                            ARTICLE VI

                Registered Office and Registered Agent
                --------------------------------------

	The street address of the corporation's initial registered office is 501 East Kennedy Boulevard, Suite 1700, Tampa, Florida, 33602, and the name of the corporation's initial registered agent at such address is E. Jackson Boggs. The corporation may change its registered office or its registered agent or both by filing with the Department of State of the State of Florida a statement complying with Section 607.037, Florida Statutes.



                            ARTICLE VII

                    Initial Board of Directors
                    --------------------------

	The number of directors constituting the initial Board of Directors shall be three (3), and the name and address of each person who is to serve as a member thereof is as follows:

          Name                                   Address
   Dermont F. Rowland                    Bears Paw Country Club
                                         1225 Wildwood Lane
                                         Naples, Florida 33942

   Kevin T. Bradley                      Bears Paw Country Club
                                         1225 Wildwood Lane
                                         Naples, Florida 33942

   Doron R. Jensen                       Bears Paw Country Club
                                         1225 Wildwood Lane
                                         Naples, Florida 33942



                            ARTICLE VIII

                           Incorporators
                           -------------

	The name and address of the incorporator of this corporation is as follows:

          Name                                  Address

   E. Jackson Boggs                  501 East Kennedy Boulevard
                                     Suite 1700
                                     Tampa, Florida  33602



                            ARTICLE VIX

               Amendment of Articles of Incorporation
               --------------------------------------

	The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are subject to this reservation.
	IN WITNESS WHEREOF, I, the undersigned, have executed these Articles for the uses and purposes therein stated.



                                  /s/ E. Jackson Boggs
                                  ----------------------









STATE OF FLORIDA
COUNTY OF HILLSBOROUGH
	BEFORE ME, the undersigned authority, on this 22nd day of August, 1986, personally appeared E. JACKSON BOGGS, to me well known to be the person described in and who signed the foregoing Articles of Incorporation, and acknowledge tome that he executed the same freely and voluntarily for the uses and purposes therein expressed.
	WITNESS my hand and official seal the date aforesaid.

                                  /s/J. Bordwell
                                  ---------------
                                  Notary Public

                                  My Commission Expires:
                                  Notary Public State of Florida
                                  My Commission exp. March 22, 1989
                                  Bonded thru General Ins. Und.

                 AMENDMENT TO ARTICLES OF INCORPORATION
                                  OF
                          HOMESTYLE BUFFET, INC.

	WHEREAS, the Articles of Incorporation of HOMESTYLE BUFFET, INC. were filed with and approved by the Secretary of State of Florida on the 25th day of August, 1986, effective August 22, 1986; and
	WHEREAS, it is the intention of all of the directors and all of the stockholders of HOMESTYLE BUFFET, INC. that the Articles of Incorporation of HOMESTYLE BUFFET, INC. be amended in accordance with the proposed amendment hereinafter set forth; and
	WHEREAS, the proposed amendment to the Articles of Incorporation of HOMESTYLE BUFFET, INC. hereinafter set forth was approved by all of the directors and all of the stockholders of HOMESTYLE BUFFET, INC. pursuant to the provisions of Florida Statutes, Section 607.181(3), on the 20th date of April, 1987; and
	WHEREAS, the approval of the Secretary of Sate of Florida of the proposed amendment hereinafter set forth is hereby requested.
	NOW, THEREFORE, the Articles of Incorporation of HOMESTYLE BUFFET, INC. are hereby amended by deleting in its entirety the present Article V and by substituting therefor the following, to-wit:

                       "ARTICLE V

                      Capital Stock
                      -------------

	(a)	The total number of shares of capital stock authorized
to be issued by the corporation shall be 5,000,000 shares having a par value of $.01 per share.  Each of the said shares of stock shall entitle the holder thereof to one (1) vote at any meeting of the stockholders.  All or any part of said capital stock may be paid for in cash, in property or in labor or services actually performed for the corporation and valued at a fair valuation to be fixed by the Board of Directors at a meeting called for such purpose.  All stock when issued shall be paid for and shall be nonassessable.
	(b)	In the election of directors of this corporation there
shall be no cumulative voting of the stock entitled to vote at such election."

	IN WITNESS WHEREOF, this Amendment to Articles of
Incorporation is hereby executed on behalf of HOMESTYLE BUFFET, INC. by its President and Secretary this 19 day of May, 1987.

                               HOMESTYLE BUFFET, INC.

                               By:     /s/ Dermont S. Rowland

                               Dermont S. Rowland, President and Secretary

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH
	The foregoing instrument was acknowledged before me this 19th day of May, 1987, by DERMONT F. ROWLAND, President and Secretary, of HOMESTYLE BUFFET, INC., a Florida corporation, on behalf of the corporation.

                                       /s/ Stuart Brull
                                  Notary Public
                                  My Commission Expires:
                                  Notary Public; State of Florida
                                  at Large
                                  My Commission Expires August 4, 1990
                                  Bonded thru Agent's Notary & Surety
                                  Brokerage

                             AMENDMENT TO
                      ARTICLES OF INCORPORATION OF
                         HOMESTYLE BUFFET, INC.

	WHEREAS, the Articles of Incorporation of Homestyle Buffet, Inc. were filed with and approved by the Secretary of State of Florida on the 25th day of August, 1986, effective August 22, 1986; and
	WHEREAS, an Amendment to the Articles of Incorporation of Homestyle Buffet, Inc. was filed with and approved by the Secretary of State of Florida on June 8, 1987; and
	WHEREAS, it is the intention of all of the directors and a majority of the stockholders of Homestyle Buffet, Inc. that the Articles of Incorporation of Homestyle Buffet, Inc. be amended in accordance with the proposed amendment hereinafter set forth; and
	WHEREAS, the proposed amendment to Articles of Incorporation of Homestyle Buffet, Inc. hereinafter set forth was approved by all of the directors and a majority of the stockholders of Homestyle Buffet, Inc. pursuant to the provisions of Florida Statutes,
Section 607.181(1) on the 9th day of May, 1990.
	WHEREAS, the approval of the Secretary of State of Florida of the proposed amendment hereinafter set forth is hereby requested;
	NOW, THEREFORE, the Articles of Incorporation of Homestyle Buffet, Inc. are hereby amended by deleting in its entirety the present Article V and by substituting therefor the following:

                          "ARTICLE V

                         Capital Stock
                         -------------

	(a)	The total number of shares of capital stock authorized
to be issued by the corporation shall be 10,000,000 shares having a par value of $.01 per share. Each os the said shares of stock shall entitle the holder thereof to one (1) vote at any meeting of the stockholders. All or any part of said capital stock may be paid for in cash, in property or in labor or services actually performed for the corporation and valued at a fair valuation to be fixed by the Board of Directors at a meeting called for such purpose. All stock when issued shall be paid for and shall be nonassessable.
	(b)	In the election of directors of this corporation there
shall be no cumulative voting of the stock entitled to vote at such election."
	IN WITNESS WHEREOF, this Amendment to Articles of Incorporation is hereby executed on behalf of Homestyle Buffet, Inc. by its President and Secretary this 9th day of May, 1990.

                        HOMESTYLE BUFFET, INC.

                      By:     /s/ George Burkhardt
                      ----------------------------
                      George Burkhardt, President

                      By:     /s/ Barry M. Rowles
                      ----------------------------
                      Barry M. Rowles, Secretary

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of May, 1990, by George Burkhardt and Barry M. Rowles,
President and Secretary, respectively, of Homestyle Buffet, Inc., a Florida Corporation, on behalf of the corporation.

                         /s/ Annette Rayburn

                         Notary Public
                         My Commission Expires:

                         Notary Public, State of Florida
                         My Commission Expires: Mar. 29, 1994
                         Bonded thru Notary Public Underwriters

                         AMENDMENT TO
                 ARTICLES OF INCORPORATION OF
                    HOMESTYLE BUFFET, INC.


	WHEREAS, the Articles of Incorporation of Homestyle Buffet, Inc. (the "Corporation") were filed with and approved by the Secretary of State of Florida on the 25th day of August, 1986, effective August 22, 1986; and
	WHEREAS, an Amendment to the Articles of Incorporation of the Corporation was filed with and approved by the Secretary of State of Florida on June 8, 1987; and
	WHEREAS, an additional Amendment to the Articles of Incorporation of the Corporation was filed with and approved by the Secretary of the State of Florida on May 10, 1990; and
	WHEREAS, it is the intention of all of the directors and a majority of the stockholders of the Corporation that the Articles of Incorporation of the Corporation be amended in accordance with the proposed amendment hereinafter set forth; and
	WHEREAS, the proposed amendment to Articles of Incorporation of the Corporation hereinafter set forth was approved by a majority of the stockholders pursuant to the provisions of Section 607.1003, Florida Statutes, at a meeting duly called and convened on November 24, 1993, which majority vote was sufficient to approve the proposed amendment to the Articles of Incorporation of the Corporation in accordance with the Articles of Incorporation and the Bylaws of the Corporation; and
	WHEREAS, the approval of the Secretary of State of Florida of the proposed amendment hereinafter set forth is hereby requested;
	NOW, THEREFORE, the Articles of Incorporation of the Corporation are hereby amended by deleting in its entirety the present Article V and by substituting therefor the following:

                           "ARTICLE V

                         Capital Stock
                         -------------

	(a)	The total number of shares of capital stock authorized
to be issued by the corporation shall be 25,000,000 shares of common stock having a par value of $.01 per share.  Each of the said shares of stock shall entitle the holder thereof to one (1)
vote at any meeting of the stockholders. All or any part of said capital stock may be paid for in cash, in property or in labor or services actually performed for the corporation and valued at a fair valuation to be fixed by the Board of Directors at a meeting called for such purpose. All stock when issued shall be paid for and shall be nonassessable.
	(b)	In the election of directors of this corporation there
shall be no cumulative voting of stock entitled to vote at such election."
	IN WITNESS WHEREOF, this Amendment to Articles of Incorporation is hereby executed on behalf of the Corporation by its Vice Chairman and Secretary this 9th day of December, 1993.

                           HOMESTYLE BUFFET, INC.


                           By:     /s/ Robert J. Stetson
                           -----------------------------
                           Robert J. Stetson,  Vice Chairman

                           By:     /s/ Stephen J. Marrier
                           ------------------------------
                           Stephen J. Marrier,  Secretary

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Robert J. Stetson and Stephen J. Marrier, as Vice Chairman and Secretary, respectively, of Homestyle Buffet, Inc., a Florida corporation, on behalf of the corporation. They are personally known to me or have produced as identification.


                             /s/ Barbara A. Murphy
                            -----------------------
                             Notary Public
                             Barbara A. Murphy

                            (Print, Type or Stamp Name)

                             My Commission Expires:

                             Barbara A. Murphy
                             My Commission # AA 747535
                             EXPIRES: February 8, 1994

                      PLAN AND ARTICLES OF MERGER

	THIS PLAN AND ARTICLES OF MERGER, is entered into as of the 9th day of December, 1993, by and between HOMESTYLE BUFFET, INC., a Florida corporation (the "Surviving Corporation"), and STACEY-LYNN CORPORATION, an Ohio corporation ("S-LC"), STACEY-LYNN OF LAKELAND, INC., a Florida corporation ("S-LLI"), CASMO OF FLORIDA, INC., a Florida corporation ("CASMO"), and DMY, INC., a Florida corporation ("DMY") (S-LC, S-LLI, CASMO, AND DMY are collectively hereinafter referred to as the "Merged Corporations").
	W I T N E S E T H:
	WHEREAS, the Board of Directors of each of the parties hereto deem it advisable and in the best interest of the parties hereto and their respective stockholders that the Merged Corporations should be merged into the Surviving Corporation, and that the Surviving Corporation merge the Merged Corporations into itself, pursuant to the terms and conditions hereinafter set forth and in the manner prescribed by the laws of the State of Florida, and to the extent applicable, the laws of the State of Ohio;
	WHEREAS, the Surviving Corporation, by its Articles of Incorporation, which were filed in the office of the Secretary of State of Florida on August 25, 1986, as subsequently amended, has authorized capital stock of 25,000,000 shares of $.01 par value common capital stock, of which 6,140,089 shares are issued and outstanding on the date of the execution hereof;
	WHEREAS, S-LC, by its Articles of Incorporation which were filed in the office of the Secretary of State of Ohio on November
18, 1983, has an authorized capital of stock of 750 shares of common capital stock without par value, of which 100 shares are issued and outstanding on the date of the execution hereof;
	WHEREAS, S-LLI, by its Articles of Incorporation which were filed in the office of the Secretary of State of Florida on July
25, 1991, has authorized capital stock of 7,500 shares of common capital stock of $1.00 par value, of which 500 shares are issued and outstanding on the date of the execution hereof;
	WHEREAS, CASMO, by its Articles of Incorporation which were filed in the office of the Secretary of State of Florida on November 13, 1986, has an authorized capital stock of 7,500 shares of common capital stock of $1.00 par value, of which 1,000 shares are issued and outstanding on the date of the execution hereof; and

	WHEREAS, DMY, by its Articles of Incorporation which were
filed in the office of the Secretary of State of Florida on
December 28, 1989, has an authorized capital stock of 7,500 shares of common capital stock of $1.00 par value, of which 100 shares are issued and outstanding on the date of the execution hereof.
	NOW, THEREFORE, the parties hereto agree to this Plan and Articles of Merger, whereby the Merged Corporations are merged into the Surviving Corporation, and the Surviving Corporation merges the Merged Corporations into itself in the manner prescribed by the laws of the State of Florida, and to the extent applicable, the laws of the State of Ohio, and the terms and conditions of the aforesaid merger and the mode of carrying the same into effect are as follows:
	ARTICLE I
	Each of the Merged Corporations shall be and is hereby merged into the Surviving Corporation, and the Surviving Corporation shall and does hereby merge each of the Merged Corporations into itself
(the "Merger").  The Surviving Corporation shall continue to be governed by the laws of the State of Florida.
	ARTICLE II
	Upon the Merger becoming effective, the Articles of Incorporation of the Surviving Corporation shall be amended so that
Article I, "Name," is changed, in the manner set forth in Exhibit A attached hereto and incorporated herein in its entirety. As so amended, the Articles of Incorporation of the Surviving Corporation shall continue to be the Articles of Incorporation of the Surviving Corporation after the Merger, and said Articles of Incorporation of the Surviving Corporation, as herein amended, shall continue in full force and effect until further amended and changed in the manner prescribed by law.
	ARTICLE III
	(a)	Each share of the issued and outstanding capital stock
of the Merged Corporations shall upon the Merger contemplated by this Plan and Articles of Merger becoming effective immediately, and without any further action on the part of the parties hereto or their stockholders, be converted into the consideration described on Exhibit B attached hereto and incorporated by reference herein
(the "Merger Consideration"). The shareholders of the Merged Corporations shall surrender their certificates representing the outstanding capital stock of the Merged Corporations to the
Surviving Corporation and shall then be paid the Merger
Consideration, which Merger Consideration shall consist of cash and shares of stock in the Surviving Corporation as described on
Exhibit B.
	(b)	Each share of capital stock of the Surviving Corporation
authorized and issued when the Merger becomes effective shall constitute and remain unchanged as one share of capital stock of the Surviving Corporation.
	ARTICLE IV
	The terms and conditions of this Merger and the mode of
carrying it into effect are as follows:
	(a)	Until altered, amended or repealed as therein provided,
the bylaws of the Surviving Corporation as they shall exist on the effective date of this Plan and Articles of Merger shall be the bylaws of the Surviving Corporation after the effective date of this Plan and Articles of Merger.
	(b)	The first annual meeting of the stockholders of the
Surviving Corporation to be held after the date this Merger becomes effective shall be the annual meeting provided or to be provided by the bylaws thereof.
	(c)	The first regular meeting of the Board of Directors of
the Surviving Corporation to be held after the date this Merger becomes effective shall be the annual meeting provided or to be provided by the bylaws thereof.
	(d)	Upon the effective date of this Merger, the separate
existence of the Merged Corporations shall cease, and the Merged Corporations shall be merged into the Surviving Corporation, in accordance with the provisions of this Plan and Articles of Merger, and the Surviving Corporation shall possess all the rights,
privileges, immunities, powers and franchises of a public and private nature, and shall be subject to all the restrictions, disabilities and duties of the Surviving Corporation and the Merged Corporations, and shall have all of the rights, privileges, powers and franchises of the Surviving Corporation and the Merged
Corporations; and all property, real, personal and mixed, and all debts due to the Surviving Corporation and the Merged Corporations
shall be vested in the Surviving Corporation, and all property, rights and privileges, powers and franchises of the Surviving Corporation and the Merged Corporations and all and every other interest of them shall be thereafter as effectually the property of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporations; and the title to any real estate, whether by deed or otherwise, vested in the Surviving Corporation and the Merged Corporations shall not revert or be in any way impaired by reason of this Merger, provided that all rights of creditors and all liens upon the property of the Surviving
Corporation and the Merged Corporations shall be preserved
unimpaired; and all debts, liabilities and duties of the Merged Corporation shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it. The Surviving Corporation may cause a copy of this Plan and Articles of Merger to be file din the office of the official who is the recording officer of each County in the State of Florida in which real property, if any, of the Merged Corporations are situated.
	(e)	If, at any time, the Surviving Corporation shall deem it
advisable that any further assignments or assurances in law or any things necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, the title to any property or rights of the merged Corporations, the proper officers and directors of the Merged Corporations shall execute and make all such proper assignments and assurances and do all things necessary and proper to vest title in such property or rights in the Surviving
Corporation, and otherwise to carry out the purposes of this Plan and Articles of Merger.
	ARTICLE V
	(a)	The plan of merger described herein was approved by the
board of directors of the Surviving Corporation at a duly called and constituted meeting of the board of directors on August 27,
1993 and by the stockholders of the Surviving Corporation at a duly called and constituted special meeting on November 24, 1993.
	(b)	The plan of Merger described herein was approved by the
stockholders and directors of the Merged Corporations on September 10,1993 by Actions by Unanimous Written Consent in accordance with the provisions of Section 607.0704 and Section 607.0821, Florida Statutes; and Section 1701.54 of the Ohio Revised Code. The plan of merger described herein is permitted by the laws of the State of Ohio, as applicable to S-LC, and S-LC has complied with the laws of the State of Ohio in effecting this Merger.
	ARTICLE VI
	In order to facilitate the filing and recording of this Plan and Articles of Merger, the same by be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
	ARTICLE VII
	The date of the Merger contemplated by this Plan and Articles of Merger shall be as of the date and time of the filing of this Plan and Articles of Merger with the Secretary of State of Florida.
	ARTICLE VIII
	The principal office of the Surviving Corporation in the State of Florida (which is the sate of incorporation of the Surviving Corporation) shall be located at the following address 35207 U.S. Highway 19, North, Palm Harbor, Florida 34684.
	ARTICLE IX
	The Surviving Corporation hereby consents to service of process in the State of Ohio and hereby irrevocably appoints the Secretary of State of the State of Ohio as its agent to accept service of process in any proceeding in the State of Ohio to enforce against the Surviving Corporation any obligation of S-LC or to enforce against the Surviving Corporation the rights of a dissenting shareholder of S-LC.

	IN WITNESS WHEREOF, the parties hereto have caused this Plan and Articles of Merger to be executed by the Vice Chairman and Secretary of the Surviving Corporation, and the Chairman and Secretary of the Merged Corporations, pursuant to authority given by their respective Boards of Directors and stockholders as described in Article V hereof.

ATTEST:                       HOMESTYLE BUFFET, INC, a Florida
                                corporation

By:     /s/ Stephen J. Marrier               By:     /s/ Robert J. Stetson
------------------------------               ------------------------------
Stephen J. Marrier, Secretary                Robert J. Stetson, Vice Chairman
Date: December 9, 1993                       Date: December 9, 1993

         (Corporate Seal)              "Surviving Corporation"




ATTEST:                       STACEY-LYNN CORPORATION, an Ohio
                                corporation


By:     /s/ Sonja Money                      By:     /s/ Homer Duff
------------------------------               ------------------------------
Sonja Money, Secretary                       Homer Duff, Chairman
Date: December 9, 1993                       Date: December 9, 1993

	(Corporate Seal)



ATTEST:                       STACEY-LYNN OF LAKELAND, INC., a Florida
                                corporation


By:     /s/ Sonja Money                      By:     /s/ Homer Duff
------------------------------               ------------------------------
Sonja Money, Secretary                       Homer Duff, Chairman
Date: December 9, 1993                       Date: December 9, 1993

	(Corporate Seal)

ATTEST:                       CASMO OF FLORIDA, INC., a Florida
                                corporation


By:     /s/ Sonja Money                      By:     /s/ Homer Duff
------------------------------               ------------------------------
Sonja Money, Secretary                       Homer Duff, Chairman
Date: December 9, 1993                       Date: December 9, 1993

	(Corporate Seal)



ATTEST:                       DMY, INC., a Florida
                                corporation

By:     /s/ Sonja Money                      By:     /s/ Homer Duff
------------------------------               ------------------------------
Sonja Money, Secretary                       Homer Duff, Chairman
Date: December 9, 1993                       Date: December 9, 1993

	(Corporate Seal)


                                  "Merged Corporations"



STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Robert J. Stetson , and Stephen J.
Marrier, as Vice Chairman and Secretary, respectively, of HOMESTYLE BUFFET, INC., a Florida corporation, on behalf of the corporation.
 They are personally known to me or have produced as identification.


                               /s/ Barbara A. Murphy
                               ---------------------
                               Notary Public

                               Barbara A. Murphy
                               --------------------------
                               (Print, Type or Stamp Name)

                               My Commission Expires:

                               Barbara A. Murphy
                               My Commission # AA 747535
                               EXPIRES: February 8, 1994

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Homer Duff and Sonja Money, as Chairman and Secretary, respectively, of STACEY-LYNN CORPORATION, an Ohio corporation, on behalf of the corporation. They are personally
known to me or have produced                    as identification.
                             ------------------

                               /s/ Barbara A. Murphy
                               ---------------------
                               Notary Public

                               Barbara A. Murphy
                               --------------------------
                               (Print, Type or Stamp Name)

                               My Commission Expires:

                               Barbara A. Murphy
                               My Commission # AA 747535
                               EXPIRES: February 8, 1994





STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Homer Duff and Sonja Money, as Chairman
and Secretary, respectively, of STACEY-LYNN OF LAKELAND, INC., a
Florida corporation, on behalf of the corporation.  They are
personally known to me or have produced                    as
identification.                         ------------------


                               /s/ Barbara A. Murphy
                               ---------------------
                               Notary Public

                               Barbara A. Murphy
                               --------------------------
                               (Print, Type or Stamp Name)

                               My Commission Expires:

                               Barbara A. Murphy
                               My Commission # AA 747535
                               EXPIRES: February 8, 1994

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Homer Duff and Sonja Money, as Chairman and Secretary, respectively, of CASMO OF FLORIDA, INC., a Florida corporation, on behalf of the corporation. They are personally
known to me or have produced                    as identification.
                             ------------------

                               /s/ Barbara A. Murphy
                               ---------------------
                               Notary Public

                               Barbara A. Murphy
                               --------------------------
                               (Print, Type or Stamp Name)

                               My Commission Expires:

                               Barbara A. Murphy
                               My Commission # AA 747535
                               EXPIRES: February 8, 1994





STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

	The foregoing instrument was acknowledged before me this 9th day of December, 1993, by Homer Duff and Sonja Money, as Chairman and Secretary, respectively, of DMY, INC., a Florida corporation, on behalf of the corporation. They are personally known to me or
have produced                    as identification.
              ------------------

                               /s/ Barbara A. Murphy
                               ---------------------
                               Notary Public

                               Barbara A. Murphy
                               --------------------------
                               (Print, Type or Stamp Name)

                               My Commission Expires:

                               Barbara A. Murphy
                               My Commission # AA 747535
                               EXPIRES: February 8, 1994

                            EXHIBIT A
                            ---------
	Article I of the Articles of Incorporation of Homestyle
Buffet, Inc., a Florida corporation, filed on August 26, 1986, is hereby amended and restated in its entirety to read:

                            "ARTICLE I

                              Name
                              ----

              The name of this corporation shall be:

                      Stacey's Buffet, Inc."

<CAPTIONS>
                             EXHIBIT B
                             ---------
                 Description of Merger Consideration


Merger Corporations                  Apportionment         Apportionment of Surviving
and Shareholders                       of Cash                 Corporation Stock
----------------                       -------                 -----------------
1. Stacey-Lynn Corporation,
   an Ohio corporation and
   Stacey-Lynn of Lakeland, Inc.
   a Florida corporation

    -- Homer Duff                    $1,555,208                   $4,000,000


2. CASMO of Florida, Inc.,
   a Florida corporation

    -- Homer Duff                   $1,424,872                             0
    -- Les Spang                       151,986                             0
    -- Sonja Money                      94,991                             0
    -- Richard Cummings                 94,991                             0
    -- Dorothy Cummings                 94,991                             0
    -- Doug Desserich                   37,996                             0
                                   -----------                       -------
                                    $1,899,827                             0

3. DMY, Inc., a Florida corporation

    -- Homer Duff                   $  319,920                             0
    -- Amos & Sonja Money              310,512                             0
    -- Mary Young                      310,512                             0
                                    ----------                       -------
                                    $  940,944                             0

                           AMENDMENT TO
                    ARTICLES OF INCORPORATION OF
                      STACEY'S BUFFET, INC.


        WHEREAS, the following amendment to Articles of Incorporation of Stacey's Buffet, Inc. (the "Corporation") was approved by all of the directors and a majority of the stockholders of the Corporation pursuant to the provisions of Florida Statutes, Section 607.181(1) on May 6, 1996 and June 21,
1996, respectively.

        WHEREAS, the approval of the Secretary of State of Florida of the proposed amendment hereinafter set forth is hereby requested;

        NOW THEREFORE, the Articles of Incorporation of the Corporation are hereby amended by deleting in its entirety the present Article V and by substituting therefor the following:

                        "Article V

                       Capital Stock
                       -------------

        Each outstanding share of Common Stock, $.01 par value per share, of the Corporation (the "Old Common Stock"), shall be changed into and reclassified as .2 (2/10ths) shares of Common Stock, $.01 par value per share of the Corporation (the "New Common Stock").

        Upon the effective filing hereof, the conversion of the issued and outstanding shares of Old Common Stock into issued and outstanding shares of New Common Stock shall occur automatically without any further action by the holders of such shares of Old Common Stock and whether or not the certificates representing the shares of Old Common Stock are surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of New Common Stock issuable upon such conversion unless certificates evidencing such shares of Old Common Stock which have been converted are either delivered to the Corporation, as hereinafter provided, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

        Upon the occurrence of the automatic conversion of the Old Common Stock, the holders of Old Common Stock shall surrender the certificates representing such shares to the transfer agent for the Corporation. Thereupon, there shall be issued and delivered to such holder, in the name shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of New Common Stock into which the shares of Old Common Stock surrendered are convertible, dated as of the date on which such automatic conversion occurs, with all fractional shares of New Common Stock to be retired by the Corporation by paying cash for each fraction of a share of New Common Stock in an amount to be determined on the basis of the average closing price of the Old Common Stock for the ten trading days immediately preceding the effective filing hereof.


        The total number of shares of capital stock authorized to be issued by the Corporation shall be 25,000,000 shares of Common
Stock having a par value of $.01 per share. Each of the said shares of stock shall entitle the holder thereof to one (1) vote upon each matter properly submitted to the stockholders at any meeting of the stockholders. All or any part of said capital stock may be paid for in cash, in property or in labor or services actually performed for the Corporation and valued at a fair valuation to be fixed by the Board of Directors at a meeting called for such purpose. All stock when issued shall be paid for and shall be nonassessable.

        In the election of directors of the Corporation there shall be no cumulative voting of the stock entitled to vote at such election."

        IN WITNESS WHEREOF, this Amendment to Articles of
Incorporation is hereby executed on behalf of the Corporation by its Chief Executive Officer and Secretary this 11th day of July,
1996.                                          ----

                                STACEY'S BUFFET, INC.


                                By: /S/ Stephen J. Marrier
                                   ---------------------------
                                 Stephen J. Marrier
                                 Chief Executive Officer



                                By: /s/ Maureen A. Jack
                                   ---------------------------
                                 Maureen A. Jack
                                 Secretary

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

        In Providence, on this 11th day of July, 1996, before me personally appeared Stephen J. Marrier, to me known and known by me to be the Chief Executive Officer of Stacey's Buffet, Inc., and the person executing the foregoing instrument on behalf of Stacey's Buffet, Inc., and he acknowledged said instrument by him so executed to be his free act and deed in such capacity and the free act and deed of Stacey's Buffet, Inc.



                                    /s/ Meride J. Dooriss
                                 ---------------------------
                                        Notary Public

                                      Meride J. Dooriss
                                 ---------------------------
                                (Print, Type or Stamp Name)
                                 My commission expires:





STATE OF FLORIDA
COUNTY OF PINELLAS

        The foregoing instrument was acknowledged before me this 12th day of July, 1996, by Maureen A. Jack, as Secretary of Stacey's Buffet, Inc., a Florida corporation, on behalf of the corporation. She is personally known to me or has produced _____________________ as identification.

                                 /s/ Janet L. Davis
                                --------------------------
                                        Notary Public

                                    Janet L. Davis
                                ---------------------------
                                (Print, Type or Stamp Name)
                                 My commission expires: